UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2019

Ensco plc

(Exact name of registrant as specified in charter)

England and Wales	98-0635229
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1-8097

(Commission File No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On January 23, 2019, Ensco plc (“Ensco”) adjourned its general meeting of shareholders without a vote. On February 21, 2019, Ensco held its reconvened general meeting of shareholders (the “General Meeting”) to vote on the proposals described below. At the close of business on December 10, 2018, the record date for the General Meeting, there were 437,239,125 Class A ordinary shares, nominal value $0.10 per share (the “Ensco Class A ordinary shares”), of Ensco outstanding and entitled to vote. Holders of 313,640,961 Ensco Class A ordinary shares, representing a like number of votes, were present at the General Meeting, either in person or by proxy. Set forth below are the voting results from the General Meeting.

Resolution 1: To authorize, in addition to all subsisting authorities, the allotment and issuance of Ensco Class A ordinary shares to shareholders of Rowan Companies plc (“Rowan”), pursuant to the Transaction Agreement, dated as of October 7, 2018, by and between Ensco and Rowan, as amended by Deed of Amendment No. 1 dated as of January 28, 2019 and as such agreement may be amended further from time to time, which provides for, among other things, the acquisition of the entire issued and to be issued Class A ordinary share capital of Rowan pursuant to a scheme of arrangement (the “Scheme of Arrangement”) under Part 26 of the UK Companies Act 2006 in consideration for the issuance by Ensco to the Rowan shareholders who are Scheme Shareholders (as such term is defined in “The Scheme of Arrangement” section of the joint proxy statement relating to the general meeting of shareholders of Ensco) of 2.750 new Ensco ordinary shares for each Rowan Class A ordinary share (a “Rowan ordinary share”) that is subject to the terms of the Scheme of Arrangement (the “Transaction”).

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
311,532,723	1,677,645	430,593	N/A

Resolution 2: To authorize a consolidation (being a reverse stock split under English law) of Ensco ordinary shares whereby, conditional upon and effective immediately (or as soon as practicable) following the Scheme of Arrangement becoming effective, every four existing Ensco ordinary shares, each with a nominal value of $0.10, shown in the register of members of Ensco following the updating of such register to give effect to the provisions of the Scheme of Arrangement shall be consolidated into one Ensco ordinary share with a nominal value of $0.40 per share.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
309,439,628	3,761,860	439,473	N/A

Resolution 3: To authorize, conditional upon and effective immediately following the Scheme of Arrangement becoming effective, the allotment and issuance up to a nominal amount of Ensco ordinary shares, which represents approximately 33.3% of the expected enlarged share capital of Ensco immediately following the Scheme of Arrangement becoming effective, and up to a further same nominal amount of Ensco ordinary shares in connection with a pre-emptive offering of shares. If approved, subject to the Scheme of Arrangement becoming effective, these authorities will replace the authorities granted pursuant to resolution 10 passed at the annual general meeting of Ensco shareholders held on May 21, 2018 (the “Ensco 2018 Annual General Meeting”).

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
246,888,897	65,452,110	1,299,954	N/A

Resolution 4: To approve, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on a non-binding advisory basis, the compensation payable, or that may become payable, in connection with the transaction to the named executive officers of Ensco, as well as specific compensatory arrangements between Ensco and such individuals.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
236,041,786	65,534,701	12,064,474	N/A

Resolution 5: To authorize, conditional upon and effective immediately following the Scheme of Arrangement becoming effective, the allotment and issuance of Ensco ordinary shares up to a nominal amount of $3,716,687 for cash on a non-pre-emptive basis. If approved, subject to the Scheme of Arrangement becoming effective, this authority will replace the authority granted pursuant to resolution 11 passed at the Ensco 2018 Annual General Meeting.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
267,685,178	44,436,317	1,519,466	N/A

Resolution 6: To authorize, conditional upon and effective immediately following the Scheme of Arrangement becoming effective, the allotment and issuance of Ensco ordinary shares up to a nominal amount of $3,716,687 for cash on a non-pre-emptive basis, such authority to be used only for the purposes of financing (or refinancing, if the power is to be used within six months after the relevant transaction) a transaction which the board of directors of Ensco deems to be an acquisition or other capital investment. If approved, subject to the Scheme of Arrangement becoming effective, this authority will replace the authority granted pursuant to resolution 12 passed at the Ensco 2018 Annual General Meeting.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
267,730,554	44,381,225	1,529,182	N/A

These proposals are described in more detail in the joint proxy statement, dated December 11, 2018, and in the supplement to the joint proxy statement, dated January 31, 2019, filed by Ensco with the Securities and Exchange Commission on December 11, 2018 and January 31, 2019, respectively. No other resolutions were submitted to a vote of holders of Ensco Class A ordinary shares at the General Meeting.

Item 7.01     Regulation FD Disclosure.

On February 21, 2019, Ensco and Rowan issued a press release announcing the approval of the Transaction by Ensco’s shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: February 21, 2019	/s/ Michael T. McGuinty
Michael T. McGuinty
Senior Vice President - General Counsel and Secretary